Exhibit 99.1

NEWS RELEASE

CONTACTS: Arista E. Joyner Manager Financial Communications T – (412) 433-3994 E –aejoyner@uss.com	Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com

For Immediate release

U. S. Steel Extends Sustainability-Linked ABL Credit Facility

PITTSBURGH, June 01, 2022 – United States Steel Corporation (NYSE: X) (“U. S. Steel” or the “company”) today announced that it has completed an amendment and restatement of the company’s $1.75 billion asset-based sustainability-linked credit facility (the “ABL”).

The ABL maturity has been extended to 2027 and contains targeted sustainability key performance indicators (KPIs) related to carbon reduction, safety performance and facility site certification by ResponsibleSteelTM. The ABL will incur positive or negative pricing adjustments on the loan margin and commitment fee based on its performance to the sustainability KPIs.

“We are continuing to transition to a less capital and carbon intensive business while executing our Best for All® strategy,” U. S. Steel President and Chief Executive Officer David B. Burritt said. “These sustainability-linked loans align with our decarbonization commitment and goals, and support our strategic execution by providing financial flexibility.”

Last year, U. S. Steel announced a bold ambition to achieve net-zero carbon emissions by 2050 as part of a transformational commitment to sustainable and profitable steelmaking. Meeting this goal will require partnerships to find new business approaches and develop new technologies, as well as collaboration and support of governments, trade agencies and other organizations.

In April, ResponsibleSteelTM awarded its first site certification in North America to U. S. Steel’s Big River Steel. This designation confirms the leadership and commitment U. S. Steel has made to operate sustainably and ethically and to deliver sustainable steel solutions. Customers want sustainable high-quality steels to help them meet their own decarbonization targets. U. S. Steel is transforming itself to deliver sustainable products and processes to its customers.

©2022 U. S. Steel. All Rights Reserved	www.ussteel.com

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JPMorgan Chase Bank, N.A. acted as Administrative Agent and Collateral Agent. J.P. Morgan Securities LLC and ING Capital LLC acted as Joint Sustainability Structuring Agents in connection with the U. S. Steel sustainability-linked ABL.

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Cautionary Language on Forward-Looking Statements:

This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described on this webpage and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K and those described from time to time in our reports filed with the Securities and Exchange Commission.

©2022 U. S. Steel. All Rights Reserved	www.ussteel.com

NEWS RELEASE

2022- 019

Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

©2022 U. S. Steel. All Rights Reserved	www.ussteel.com